UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2007

GUESS?, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11893	95-3679695
(Commission File Number)	(IRS Employer Identification No.)

1444 S. Alameda Street Los Angeles, California 90021
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (213) 765-3100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Guess?, Inc. (the “Company”) issued a press release on December 4, 2007 announcing its financial results for the quarter ended November 3, 2007. A copy of the press release is being furnished as Exhibit 99.1 attached hereto.

The information in this Item 2.02 of Form 8-K is being furnished hereby and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.03. Amendment To Articles Of Incorporation Or Bylaws; Change In Fiscal Year.

On November 29, 2007, the Board of Directors of the Company approved amendments to Sections 6.01, 6.02, 6.03 and 6.05 of the Company’s bylaws, effective as of November 29, 2007, to clarify the Company’s authority to issue uncertificated shares of stock and thereby enable the Company to comply with Section 501.00 of the Listed Company Manual of the New York Stock Exchange (the “Direct Registration Rule”). The Direct Registration Rule requires NYSE-listed securities, such as the Company’s common stock, to be eligible for a direct registration program operated by a clearing agency registered under Section 17A of the Exchange Act on and after January 1, 2008.

A direct registration program enables investors to establish book-entry ownership of stock or other securities. Shares are owned, recorded and transferred electronically without the issuance of physical stock certificates, which enables investors and broker-dealers to effect transactions without the risks and delays associated with transferring physical stock certificates. Because the Company’s previous bylaws did not clearly address the issuance of shares without a physical stock certificate, the Company’s Board of Directors determined that it was appropriate to amend the prior bylaws to clarify the Company’s authority to issue uncertificated shares in accordance with the Direct Registration Rule.

Accordingly, the Company’s bylaws were amended as follows:

•
Section 6.01 has been amended to provide that shares of the Company may be certificated, uncertificated, or a combination thereof, with the issuance of physical certificates available upon written request;

•	Sections 6.02 and 6.03 have been amended to contemplate the recordation in the Company’s stock ledger and transfer of uncertificated shares; and

•
Section 6.05 has been amended to provide the Board of Directors the option to issue duplicate certificates or uncertificated shares in place of any certificates lost, stolen, mutilated or destroyed, unless such shares have ceased to be certificated, in which case, a new certificate will be issued only upon written request.

The foregoing description of the amendments to the bylaws is qualified in its entirety by reference to the full text of the Company’s bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

3.1	Second Amended and Restated Bylaws of Guess?, Inc., effective November 29, 2007

99.1	Press Release of Guess?, Inc. dated December 4, 2007 (financial results for the quarter ended November 3, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Guess?, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2007	GUESS?, INC.

	By:	/s/ Carlos Alberini
Carlos Alberini
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of Guess?, Inc., effective November 29, 2007

99.1	Press Release of Guess?, Inc. dated December 4, 2007 (financial results for thequarter ended November 3, 2007)

4